Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments and Contingent Liabilities

7 - Commitments and Contingent Liabilities

In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.